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                                                                    Exhibit 10.3
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                                   ASSIGNMENT


  In consideration of Ten Dollars ($10.00) and other valuable consideration, of which I acknowledge receipt, I, EL-BADAWY AMIEN EL-SHARAWY of 225 South Rush Circle, Chandler, Arizona 85226, hereby sell, and assign to INTERCELL CORPORATION, having offices at 4455 East Camelback Road #E-160, Phoenix, Arizona 85108, its successors and assigns, the entire right, title and interest in and to the improvements of DUAL RESONANCE ANTENNA AND PORTABLE TELEPHONE THEREWITH, invented by me, as described in the application for United States Patent Application filed concurrently herewith (LWG Docket Number 2215-020), and any and all applications for patent and patents therefor in any and all countries, including all divisions, reissues, continuations and extensions thereof, and all rights of priority resulting from the filing of said United States application, and authorize and request any official whose duty it is to issue patents, to issue any patent on said improvements or resulting therefrom to said INTERCELL CORPORATION, or its successors or assigns and agree that on request and without further consideration, but at the expense of INTERCELL CORPORATION, I will communicate to said INTERCELL CORPORATION or its representatives or nominees, any facts known to me respecting said improvements and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths and generally do everything possible to aid INTERCELL CORPORATION, its successors, assigns and nominees to obtain and enforce proper patent protection for said invention in all countries. I covenant with said INTERCELL CORPORATION, its successors and assigns, that the rights and property hereby covered are free and clear of any encumbrances, and that We have full right to convey the same as herein expressed.

June 5, 1996                         /s/ El-Badawy Amien El-Sharawy
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DATE                                EL-BADAWY AMIEN EL-SHARAWY

STATE OF ARIZONA       )
                       ) ss.
COUNTY OF MARICOPA     )

  On this 5th day of June 1996, before me, the undersigned, personally appeared El-Badawy Amien El-Sharawy, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the foregoing instrument for the purposes therein contained.

  IN WITNESS WHEREOF, We have set our hands and official seal.

                             /s/ Jordan M. Meschkow
                            ----------------------------
                            Notary Public
(SEAL)